SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 13, 1995




                                        Kinark Corporation
(Exact Name of Registrant as Specified in Charter)



       Delaware                      1-3920                  71-0268502
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)



  7060 South Yale Avenue, Tulsa, Oklahoma                          74136
  (Address of Principal Executive Offices)(Zip Code)



Registrant's telephone number, including area code  (918) 494-0964




(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     Kinark Corporation (the "Registrant") announced in a press release dated October 13, 1995 that it caused Steel Partners II, L.P., to disgorge short-swing trading profits for violating Section 16(b) of the Securities Exchange Act of 1934.

     Steel Partners II, L.P., the largest stockholder of Kinark Corporation at the time the illegal trades took place, admitted to engaging in purchase and sale transactions occurring within the first six months of 1995 in violation of
Section 16(b). Kinark Corporation has engaged its legal counsel to investigate all aspects of Steel Partners II, L.P.'s trading in Company stock in order to identify any other violations.
ITEM 7(C).  EXHIBITS.

     99.1 Press Release dated October 13, 1995 regarding Section 16(b) violations.
SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KINARK CORPORATION



October 13, 1995                   By:
                                   Paul R. Chastain
                                   President and Chief Executive Officer

EXHIBIT INDEX
Exhibit Number      Description                                       Page

99.1                Press Release dated October 13, 1995 regarding
                    Section 16(b) violations